Exhibit 10.13

AMENDMENT TO COMMERCIAL SALES AGREEMENT

THIS AMENDMENT TO COMMERCIAL SALES AGREEMENT (the “Amendment”) is made as of February 3, 2012, by and between Wells Fund XIV - 3675 Kennesaw 75 Parkway, LLC, a Georgia limited liability company (“Seller”) and Parallax Digital Studios, Inc., a Georgia corporation (“Purchaser”).

RECITALS:

A.    Purchaser and Seller entered into that certain Commercial Sales Agreement, dated as of January 4, 2012, as modified by Addendum to Commercial Sales Agreement dated January 4, 2012 (as modified, the “Agreement”); and

B.    Purchaser has requested an extension of the Closing and Seller has agreed to grant such an extension on the terms and conditions set forth in this Amendment.

AMENDMENT:

For and in consideration of the sum of Ten and No/100 Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.    Closing. Notwithstanding anything contained in the Agreement to the contrary or in conflict, Purchaser and Seller hereby agree the closing date under the Agreement shall be extended to Friday, February 24, 2012 or such earlier date as Purchaser and Seller may agree.

2.    Miscellaneous.

(a)    All capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement.

(b)    The Agreement and all terms, covenants and conditions thereof, as amended by this Amendment, shall remain and continue in full force and effect.

(c)    This Amendment shall inure to the benefit of and be binding upon Seller and Purchaser, and each of their respective successors and assigns.

(d)    This Amendment may be executed in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute one agreement. Executed copies hereof may be delivered by telecopier or PDF and upon receipt shall be deemed originals and binding upon the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first above written.

SELLER:

WELLS FUND XIV - 3675 KENNESAW 75 PARKWAY, LLC,
a Georgia limited liability company

By:    Wells Real Estate Fund XIV, L.P., a Georgia
Limited partnership, its sole member

By:    Wells Capital, Inc., a Georgia corporation
its general partner

By: /s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Senior Vice President

/s/ Douglas P. Williams
Leo F. Wells, III, its general partner, by and
through Douglas P. Williams as attorney in fact

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PURCHASER:

PARALLAX DIGITAL STUDIOS, INC.,
a Georgia corporation

By: /s/ David E. Clevenger
Name: David E. Clevenger
Title: President